                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-79559), Form S-8 (No. 333-88805) and Form S-3 (No. 333-80669) of Borders Group, Inc. of our report dated March 6, 2000, relating to the financial statements, which appears in this Annual Report on Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Bloomfield Hills, Michigan
April 24, 2000